Income Taxes	9 Months Ended
Sep. 30, 2020
Income Tax Disclosure [Abstract]
Income Taxes
(8)	Income Taxes

The Company’s effective income tax rates were -0.9% and 11.1% for the three months ended September 30, 2020 and 2019, respectively, and 0.3% and 5.1% for the nine months ended September 30, 2020 and 2019, respectively. The Company has computed its provision for income taxes based on the estimated annual effective income tax rate and is affected by recurring items, such as tax rates in foreign jurisdictions and the relative amounts of income the Company earns in those jurisdictions. It is also affected by the changes in discrete items that may occur in any given period. For the three months ended September 30, 2020, the Company was reflecting an income tax benefit, when it was reporting an income. This was due to lower forecasted U.S. activity coupled with an increase in forecasted annual earnings for 2020 compared to 2019.